Defined Contribution and Benefit Plans	12 Months Ended
Dec. 31, 2012
Defined Contribution and Benefit Plans
Defined Contribution and Benefit Plans

Note 14—Defined Contribution and Benefit Plans

        We have defined contribution and benefit plans in various countries. The plans cover all full-time employees other than excluded employees as defined in the plans. The participants may make pretax contributions to the plans, and we can make both matching and discretionary contributions. In the years ended December 31, 2012, 2011 and 2010, we recorded $4,417, $3,717 and $3,264, respectively, in matching contributions to the plans. In the years ended December 31, 2012, 2011 and 2010, we made no discretionary contributions to the plans. Our defined benefit plans are funded primarily through annuity contracts with third party insurance companies. We do not have any material obligations under these plans other than funding the annual insurance premiums.